Page 19 of 21 Pages

                                    EXHIBIT C

                             JOINT FILING AGREEMENT

               The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Focus Surgery, Inc. dated January 1, 1997 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to an in accordance with the provisions of Rule 13d- 1(f) under the Securities Exchange Act of 1934.

Date:  January 1, 1997                 SOROS FUND MANAGEMENT LLC


                                       By:    /S/ SEAN C. WARREN
                                              -----------------------------
                                              Sean C. Warren
                                              Managing Director


                                        GEORGE SOROS


                                         By:    /S/ SEAN C. WARREN
                                                -----------------------------
                                                Sean C. Warren
                                                Attorney-in-Fact


                                         STANLEY F. DRUCKENMILLER


                                         By:    /S/ SEAN C. WARREN
                                                -----------------------------
                                                Sean C. Warren
                                                Attorney-in-Fact


                                        WINSTON PARTNERS, L.P.

                                        By:    Chatterjee Fund Management, L.P.,
                                               General Partner

                                                By:    Purnendu Chatterjee,
                                                       General Partner


                                                By:     /S/ PETER HURWITZ
                                                        -----------------------
                                                        Peter Hurwitz
                                                        Attorney-in-Fact

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                                                             Page 20 of 21 Pages




                                       CHATTERJEE FUND MANAGEMENT, L.P.

                                       By:    Purnendu Chatterjee,
                                              General Partner

                                               By:  /S/ PETER HURWITZ
                                                    ---------------------------
                                                    Peter Hurwitz
                                                    Attorney-in-Fact


                                       PURNENDU CHATTERJEE


                                       By:  /S/ PETER HURWITZ
                                            -----------------------------------
                                            Peter Hurwitz
                                            Attorney-in-Fact